UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2015, Marilyn B. Tavenner provided LifePoint Health, Inc. (the “Company”) with written notice of her decision to resign from the Company’s Board of Directors.  Ms. Tavenner’s resignation became effective on July 29, 2015.  A copy of the press release announcing her resignation is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

99.1                        Copy of press release issued by the Company on July 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

By:	/s/ Paul D. Gilbert
Name:	Paul D. Gilbert
Title:	Executive Vice President, Chief Legal Officer and Corporate Governance Officer

Date: July 29, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of press release issued by the Company on July 29, 2015.